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                                                                 EXHIBIT 10.4

                            FORM OF PLEDGE AGREEMENT


      THIS PLEDGE AGREEMENT, is made as of this 2nd day of January, 1996 ("Agreement"), by and between ___________, having a residence at 1 East Delaware, 18-G, Chicago, Illinois 60611 ("Pledgor"), and MANUFACTURED HOME COMMUNITIES, INC., a Maryland corporation ("Pledgee").

                                    RECITALS

            A. Pursuant to the terms of that certain Secured Promissory Note dated as of the date hereof (the "Note") by and between Pledgor and Pledgee, Pledgee made a loan in the total of $__________ to Pledgor pursuant to the Note.

            B. Pledgor owns __________ shares of the issued and outstanding capital stock of Pledgee.

            C. Pledgor wishes to grant security and assurances to Pledgee in order to secure the payment and performance of its liabilities under the Note and to that effect to pledge all of the _________ shares of capital stock of Pledgee owned by the Pledgor (the "Pledged Shares").

            D. It is a condition to the making of the loan by the Pledgee that this Pledge Agreement be delivered by Pledgor to Pledgee.

            E. In consideration of the premises and in order to induce Pledgee to make the loan, and for other good and valuable consideration, the receipt of which is hereby acknowledged, Pledgor hereby agrees with Pledgee as follows:

      1. Pledges. Pledgor hereby pledges, assigns, hypothecates, transfers and delivers to Pledgee and grants to Pledgee, a lien on and security interest in all of the Pledged Shares presently owned and in all proceeds thereof, as collateral security for the prompt and complete payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations and liabilities under, arising out of or in connection with the Note, this Pledge Agreement and the financing agreements executed by Pledgor (all of the foregoing being referred to hereinafter as the "Liabilities"). All of the capital stock of the Pledgee owned by the Pledgor is presently represented by the stock certificates described on Exhibit A, which stock certificates, with undated stock powers duly executed by Pledgor, are being delivered to Pledgee or Pledgee's agent simultaneously herewith. For the duration of this Agreement, the Pledgee or its agent shall maintain possession and custody of the certificates representing the Pledged Shares, which certificate shall bear a legend noted conspicuously on the face or back of such certificate stating that future payments are required to be made in payment of such Pledged Shares.

      2. Inducing Representations of Pledgor. Pledgor represents and warrants to Pledgee that:

            (a) Pledgor is the record and beneficial owner of, and has good and marketable title to, the Pledged Shares, and such shares are and will remain free and clear of all pledges, liens, security interests and other encumbrances and restrictions whatsoever, except the lien and security interest created by this Pledge Agreement;

            (b) Pledgor has full power, authority and legal right to execute this Pledge Agreement and to pledge the Pledged Shares;

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            (c)   This Pledge Agreement has been duly executed and delivered by
Pledgor and constitutes a legal, valid and binding obligation of Pledgor enforceable in accordance with its terms;

            (d) There are no outstanding options, warrants or agreements with respect to the Pledged Shares;

            (e) To the knowledge of Pledgor, the Pledged Shares have been duly and validly issued by the Company and are fully paid and nonassessable;

            (f) Exhibit A sets forth a true and complete description of the Pledged Shares;

            (g) No consent, approval or authorization of or designation or filing with any authority on the part of Pledgor is required in connection with the pledge and security interest granted under this Agreement; and

            (h) The pledge, assignment and delivery of the Pledged Shares pursuant to this Pledge Agreement creates a valid lien on and a perfected security interest in such Pledged Shares and the proceeds thereof in favor of Pledgee, subject to no prior pledge, lien, hypothecation, security interest, charge, option or encumbrance or to any agreement purporting to grant to any third party a security interest in the property or assets of Pledgor which would include such Pledged Shares. Pledgor covenants and agrees that it will defend Pledgee's right, title and security interest in and to such Pledged Shares and the proceeds thereof against the claims and demands of all persons whomsoever.

      3. Stock Dividends, Distributions, etc. If, while this Pledge Agreement is in effect, Pledgor shall become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a stock distribution in connection with any reclassification, increase or reduction of capital, or issued in connection with any reorganization) option or rights, whether as an addition to, in substitution for, or in exchange for any of the Pledged Shares, or otherwise relating to the Pledged Shares, Pledgor agrees to accept the same as Pledgee's agent and to hold the same in trust for Pledgee and to deliver the same forthwith to Pledgee or its agent in the exact form received, with the endorsement of Pledgor and, when necessary or appropriate, undated stock powers duly executed in blank, to be held by Pledgee or its agent, subject to the terms hereof, as additional collateral security for the Liabilities and any such additional certificates shall constitute and be considered Pledged Shares. In case any distribution of capital stock shall be made on or in respect of any of the Pledged Shares or any property shall be distributed upon or with respect to any of the Pledged Shares pursuant to the recapitalization or reclassification of the capital of the issuer thereof or pursuant to the reorganization thereof, the property so distributed shall be delivered to Pledgee or its agent by Pledgor to be held by Pledgee or its agent as additional collateral security for the Liabilities.

      4. Administration of Security. The following provisions shall govern the administration of the Pledged Shares:

            (a) So long as no "Event of Default" (which for purposes of this Agreement shall mean an event of default under the Note or this Pledge Agreement) has occurred, Pledgor shall be entitled to vote or consent with respect to the Pledged Shares owned by Pledgor in any manner not inconsistent with this Agreement, or the Note, or any other document or instrument delivered or to be delivered pursuant to or in connection with the Note


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or this Pledge Agreement. Pledgor hereby grants to Pledgee an irrevocable proxy to vote the Pledged Shares owned by Pledgor, which proxy shall be effective immediately upon the occurrence of an Event of Default. After the occurrence of an Event of Default and upon request of Pledgee, Pledgor agrees to deliver to Pledgee such further evidence of such irrevocable proxy or such further irrevocable proxies to vote the Pledged Shares owned by Pledgor as Pledgee may request.

            (b) Upon the occurrence an Event of Default and at any time thereafter, in the event that Pledgor, as record and beneficial owner of the Pledged Shares owned by Pledgor, shall have received or shall have become entitled to receive, any cash dividends or other distributions, Pledgor shall deliver to Pledgee and Pledgee shall be entitled to receive and retain all such cash or other distributions as additional security for the Liabilities.

            (c) Subject to any sale or other disposition by Pledgee of the Pledged Shares or other property upon the occurrence of and at time after an Event of Default hereunder pursuant to this Pledge Agreement, the Pledged Shares owned by Pledgor and any other property then held as part of such Pledged Shares in accordance with the provisions of this Pledge Agreement shall be returned to Pledgor upon full payment, satisfaction and termination of all of the Liabilities and the termination of the lien and security interest hereby granted pursuant to paragraph 10 hereof.

      5. Rights of Pledgee. Pledgee shall not be liable for failure to collect or realize upon the Liabilities, or any part thereof, or for any delay in so doing, nor shall it be under any obligation to take any action whatsoever with regard thereto. Any or all of the Pledged Shares held by Pledgee or its agent hereunder may, if an Event of Default has occurred, without notice, be registered in the name of Pledgee or its nominee, and Pledgee or its nominee may thereafter without notice exercise all voting and corporate rights and exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any of the Pledged Shares as if it were the absolute owner thereof, including, without limitation, the right to exchange at its discretion, any and all of the Pledged Shares upon the merger, consolidation, reorganization, recapitalization or other readjustment or upon the exercise by Pledgee of any right, privilege or option pertaining to any of the Pledged Shares, and in connection therewith, to deposit and deliver any and all of the Pledged Shares with any committee, depositary, transfer agent, registrar or to another designated agency upon such terms and conditions as Pledgee may determine, all without liability except to account for property actually received by Pledgee, but Pledgee shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing.

      6. Remedies. In the event that all or any portion of the Liabilities have been declared due and payable, Pledgee, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon Pledgor or any other person (all and each of which demands, advertisements and/or notices are hereby expressly waived), may forthwith collect, receive, appropriate and realize upon the Pledged Shares, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase, contract to sell or otherwise dispose of and deliver said Pledged Shares, or any part thereof, in one or more portions at public or private sale or sales or dispositions, at any exchange, broker's board or at any of Pledgee's offices or elsewhere upon such terms and conditions as Pledgee may deem advisable and at such prices as Pledgee may deem best, for any combination of cash or on credit or for future delivery without assumption of any credit risk, with the right to Pledgee upon any such sale or sales or dispositions, public or private, to purchase the whole or any part of said Pledged Shares so sold, free of any right or equity of redemption in any Pledgor, which right or equity


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is hereby expressly waived or released. Pledgee shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all costs and expenses of every kind incurred therein or incidental to the safekeeping or otherwise of any and all of the Pledged Shares or in any way relating to the rights of Pledgee hereunder, including attorney's fees and legal expenses, to the payment, in whole or in part, of the Liabilities pursuant to this Pledge Agreement in such order as Pledgee may elect, and only after so paying over such net proceeds and after the payment by Pledgee of any other amount required by any provision of law, including, without limitation,
Section 9-504(1)(c) of the Uniform Commercial Code, need Pledgee account for the surplus, if any, to Pledgor. Pledgor agrees that Pledgee need not give more than ten days' notice of the time and place of any public sale or of the time after which a private sale or other intended disposition is to take place and that such notice is reasonable notification of such matters. No notification need be given to Pledgor if Pledgor, after default, has signed a statement renouncing or modifying any right to notification of sale or other intended disposition. In addition to the rights and remedies granted to Pledgee in this Agreement and in any other instrument or agreement securing, evidencing or relating to any of the Liabilities, Pledgee shall have all the rights and remedies of a secured party under the Uniform Commercial Code of the State of Illinois. Pledgor further agrees to waive and agrees not to assert any rights or privileges which Pledgor may acquire under Section 9-112 of the Uniform Commercial Code. Pledgor shall remain liable for the deficiency if the proceeds of any sale or other disposition of the Pledged Shares are insufficient to pay all amounts to which Pledgee is entitled.

            7. No Disposition, etc. Without the prior written consent of Pledgee, Pledgor agrees that Pledgor will not sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Pledged Shares, nor will Pledgor create, incur or permit to exist any pledge, lien, mortgage, hypothecation, security interest, charge, option or any other encumbrance with respect to any of the Pledged Shares, or any interest therein, or any proceeds thereof, except for the lien and security interest provided for by this Pledge Agreement. Without the prior written consent of Pledgee, Pledgor agrees that Pledgor will not vote to enable the Pledgee to, and will not otherwise permit the Pledgee to, issue any stock or other securities of any nature in addition to or in exchange or substitution for any of the Pledged Shares.

            8.    Sale of Pledged Shares.

                  (a) Pledgor recognizes that Pledgee may be unable to effect a public sale or disposition of any or all the Pledged Shares by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the "Act"), and applicable state securities laws, (Pledgee agreeing that to the extent a public market exists it will use reasonable efforts to cause a public sale of the Pledged Shares) but may be compelled to resort to one or more private sales or dispositions thereof to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges and agrees that any such private sale or disposition may result in prices and other terms (including the terms of any securities or other property received in connection therewith) less favorable to the seller than if such sale or disposition were a public sale or disposition and, notwithstanding such circumstances, agrees that any such private sale or disposition shall be deemed to have been made in a commercially reasonable manner. Pledgee shall be under no obligation to delay a sale or disposition of any of the Pledged Shares to permit the registration of such securities (or trust certificates representing such securities) for public sale under the Act, or under applicable state securities laws, even if the Company would agree to do so.



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            (b)   Pledgor further agrees to do or cause to be done all such
other acts and things as may be necessary to make such sale or sales or dispositions of any portion or all of the Pledged Shares valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales or dispositions, all at Pledgor's expense. Pledgor further agrees that a breach of any of the covenants contained in this paragraph 8 will cause irreparable injury to Pledgee, that Pledgee has no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this paragraph shall be specifically enforceable against Pledgor, and Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred hereunder.

      9. Further Assurances. Pledgor agrees that at any time and from time to time upon the written request of Pledgee, Pledgor will execute and deliver such further documents and do such further acts and things as Pledgee may reasonably request consistent with the provisions hereof in order to effect the purposes of this Agreement.

     10. Termination. This Pledge Agreement and the lien and security interest granted hereunder shall terminate upon full and complete performance and satisfaction of the Liabilities.

     11. Pledgee's Duty of Care. Pledgee shall have no duty with respect to the Pledged Shares other than the duty to use reasonable care in the safe custody of the Pledged Shares in Pledgee's possession. Without limiting the generality of the foregoing, Pledgee shall be under no obligation to take any steps necessary to preserve rights in any of the Pledged Shares against any other parties but may do so at Pledgee's option. Pledgor will indemnify and hold Pledgee harmless from all costs and expenses incurred by Pledgee in connection with the Pledged Shares and this Agreement.

     12.    Miscellaneous.

            (a) Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

            (b) No Waiver. Pledgee shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder and no waiver by Pledgee shall be valid unless in writing, signed by Pledgee, and then only to the extent therein set forth. A waiver by Pledgee of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Pledgee would otherwise have on any further occasion. No failure to exercise, nor any delay in exercising on the part of Pledgee any right, power or privilege hereunder, shall operate as a wavier thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

            (c) Cumulative Remedies. The rights and remedies herein provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights or remedies provided by law.


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            (d)   Successors.  This Agreement and all obligations of Pledgor hereunder shall be binding upon the successors and assigns of Pledgor, and shall, together with the rights and remedies of Pledgee hereunder inure to the benefit of Pledgee and its successors and assigns.

            (e) Governing Law. This Agreement shall be governed by, and be construed and interpreted in accordance with, the internal laws (as opposed to conflicts of law provisions) of the State of Illinois.

            (f) Notices. Any notices, request or other communication required or desired to be served, given or delivered under this Agreement shall be in writing and shall be deemed to have been validly served, given or delivered three (3) days after deposit in the United States mails, registered or certified mail, with proper postage prepaid and addressed to the party to be notified as follows:

                  IF TO PLEDGOR:




                  WITH A COPY TO:
                  Ellen Kelleher
                  Senior Vice President and General Counsel
                  Manufactured Home Communities
                  Two North Riverside Plaza
                  Suite 800
                  Chicago, Illinois  60606


                  IF TO PLEDGEE:
                  Manufactured Home Communities, Inc.
                  Two North Riverside Plaza
                  Suite 800
                  Chicago, Illinois 60606
                  Attention: Chairman and Chief Executive Officer

                  WITH A COPY TO:
                  Rosenberg & Liebentritt, P.C.
                  Two North Riverside Plaza
                  Suite 1601
                  Chicago, Illinois 60606
                  Attention: Sheli Z. Rosenberg, Esq.


Or to such other address as either party may hereafter designate for itself by written notice to the other party in the manner herein prescribed.

            (g) Section Headings. The section headings in this Agreement are for convenience of reference only, and shall not affect in any way the interpretation of any of the provisions of this Agreement.

            (h) Counterparts. This Agreement may be executed in counterparts, all of which together shall constitute one Agreement.



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      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered on the date first above written.

                                           PLEDGOR:

                                           _________________________________



                                           PLEDGEE:
                                           MANUFACTURED HOME COMMUNITIES, INC.,
                                           A MARYLAND CORPORATION


                                           By:  ____________________________

                                           Its: ____________________________


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                                   EXHIBIT A
                          TO FORM OF PLEDGE AGREEMENT
                         DESCRIPTION OF PLEDGED SHARES





                       Class of  Number of
                       Pledged   Pledged    Certificate  Date of
              Pledgor  Shares    Shares     Numbers      Issuance
              -------  --------  ---------  -----------  --------